SunTrust Banks, Inc. 1Q 2012 Earnings Presentation April 23, 2012

2 Important Cautionary Statement The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2011 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation contains forward-looking statements. Statements regarding future levels of or impact of mortgage repurchase demands, future levels of non-performing loans and net charge-offs, future levels of net interest income and net interest margin, and efficiency and cost-saving goals are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011, and in other periodic reports that we file with the SEC. Those factors include: as one of the largest lenders in the Southeast and Mid-Atlantic U.S. and a provider of financial products and services to consumers and businesses across the U.S., our financial results have been, and may continue to be, materially affected by general economic conditions, particularly unemployment levels and home prices in the U.S., and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; legislation and regulation, including the Dodd-Frank Act, as well as future legislation and/or regulation, could require us to change certain of our business practices, reduce our revenue, impose additional costs on us or otherwise adversely affect our business operations and/or competitive position; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; loss of customer deposits and market illiquidity could increase our funding costs; we rely on the mortgage secondary market and GSEs for some of our liquidity; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we may have more credit risk and higher credit losses to the extent our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; a downgrade in the U.S. government's sovereign credit rating, or in the credit ratings of instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, could result in risks to us and general economic conditions that we are not able to predict; the failure of the European Union to stabilize the fiscal condition and creditworthiness of its weaker member economies, such as Greece, Portugal, Spain, Hungary, Ireland, and Italy, could have international implications potentially impacting global financial institutions, the financial markets, and the economic recovery underway in the U.S.; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or as a result of certain breaches of our servicing agreements, and this could harm our liquidity, results of operations, and financial condition; financial difficulties or credit downgrades of mortgage and bond insurers may adversely affect our servicing and investment portfolios; we may be terminated as a servicer or master servicer, be required to repurchase a mortgage loan or reimburse investors for credit losses on a mortgage loan, or incur costs, liabilities, fines and other sanctions if we fail to satisfy our servicing obligations, including our obligations with respect to mortgage loan foreclosure actions; we are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies and practices; our mortgage production and servicing revenue can be volatile; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity; changes in interest rates could also reduce the value of our MSRs and mortgages held for sale, reducing our earnings; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; we rely on other companies to provide key components of our business infrastructure; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we might not pay dividends on your common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations, and they require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our framework for managing risks may not be effective in mitigating risk and loss to us; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

3 Earnings Balance Sheet Revenue Expenses Credit and Capital • Net income to common shareholders of $245 million; earnings per share of $0.46 • Meaningful increases from prior quarter and prior year driven by improved core performance • Average performing loans up 3% from 4Q 11 and 8% from 1Q 11 • Favorable lower-cost deposit trends continued; average DDA grew 4% from prior quarter and 25% from prior year • Net interest income up from prior quarter and prior year; net interest margin expanded 3 bps sequentially • Fee income increased from 4Q 11, driven by strong mortgage revenue; fee income stable to 1Q 11, despite lower debit interchange income • Expenses declined from 4Q 11 • Continued progress made on PPG Expense Program • All primary credit metrics again improved – NCOs down 11% sequentially • Tier 1 common ratio remained healthy at 9.30% (estimated) 1Q 12 Summary

4 ($ in millions, except per share data) Income Statement Highlights Financial Highlights Key Points EPS Up Meaningfully from Prior Quarter and Prior Year Prior Quarter Variance • EPS increase of $0.33  Revenue increase driven by higher net interest income and mortgage-related fee income  Expense decline primarily due to 4Q 11 accrual for potential mortgage servicing settlement and 1Q 12 decline in credit-related expenses, partially offset by seasonal increase in employee benefits Prior Year Variance • EPS increase of $0.38  Net interest income growth, primarily from improved deposit mix and pricing and loan growth  Improved credit quality / lower provision  Elimination of TARP preferred dividends  1Q 11 EPS included $0.14 non-cash charge associated with TARP redemption  Partially offset by higher expenses 1Q 11 4Q 11 1Q 12 Net Interest Income (FTE) $1,277 $1,324 $1,342 Noninterest Income 883 723 876 Total Revenue (FTE) 2,160 2,047 2,218 Provision for Credit Losses 447 327 317 Noninterest Expense 1,465 1,667 1,541 Net Income 180 74 250 Preferred Dividends and Other 142 3 5 Net Income to Common Shareholders $38 $71 $245 Net Income per Share $0.08 $0.13 $0.46

5 Net Interest Income Net Interest Income, FTE Key Points Both Net Interest Income and Margin Increased ($ in millions) Prior Quarter Variance • Net Interest Income increased $18 million, or 1%  Interest income declined $8 million due to lower loan yields  Interest expense declined $26 million as a result of lower customer deposit rates, DDA growth, and reduction in long-term debt • Net Interest Margin increased, as a decline in rates paid on interest-bearing liabilities more than offset lower loan yields Prior Year Variance • Net Interest Income grew $65 million, or 5%  Interest income was down modestly, as an increase in loans was offset by a reduction in interest-earning asset yields  Interest expense was down significantly, driven by DDA growth, lower customer deposit rates paid, and continued reduction in higher-cost funding $1,277 $1,286 $1,293 $1,324 $1,342 3.53% 3.53% 3.49% 3.46% 3.49% 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Net Interest Income Net Interest Margin

6 $823 $861 $840 $739 $881 $60 $51 $63 ($16) ($5) 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Adjusted Noninterest Income Adjustment Items¹ Noninterest Income Noninterest Income Key Points Noninterest Income Increased from 4Q 11 1. Please refer to the appendix for adjustment detail ($ in millions) Prior Quarter Variance • Noninterest Income increased $153 million, or 21%  Mortgage production income up $125 million due to higher production volume, wider gain on sale margins, and a decline in the mortgage repurchase provision  Mortgage servicing was $59 million higher due to improved net hedge performance and the 4Q 11 HARP 2.0-related MSR write-down of $38 million Prior Year Variance • Adjusted Noninterest Income improved by $58 million, or 7%  Mortgage production income up $64 million due to higher volume and gain on sale margins  Partially offset by lower card fees (due to debit interchange regulations) $883 $912 $903 $723 $876

7 Repurchase demands declined in 1Q 12 – variability in demands continued Summary Statistics Mortgage repurchase reserve increased as a result of new demands and timing of charge-offs 1. Includes estimates 2. Amount is an estimate and is included in the $97 billion of remaining UPB NOTE: Totals may not foot due to rounding Pending demands declined in 1Q 12 mostly driven by lower FNMA new demands Mortgage Repurchase Trends ($ in millions) 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2005 & Prior $24 $21 $19 $21 $21 2006 78 79 84 123 101 2007 157 183 245 373 234 2008 44 43 80 100 65 2009 - 2011 9 22 13 20 26 Total $313 $348 $440 $636 $448 % Non-Agency 9% 5% 1% <1% 1% (approx.) ($ in millions) 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Period-end Balance $363 $472 $490 $590 $564 % Non-Agency 10% 9% 6% 2% 2% (approx.) ($ in millions) 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Beginning Balance $265 $270 $299 $282 $320 Additions 80 90 117 215 175 Charge-Offs (75) (61) (134) (177) (113) Ending Balance $270 $299 $282 $320 $383 Metric (2005 – 2012 vintages)1 Amount ($B) Sold UPB $223 Remaining UPB 97 Cumulative Repurchase Requests 5.5 Requests Resolved 4.9 Losses Recognized to Date 1.3 1Q 2012 Reserve 0.4 Income Statement Impact to Date 1.7 Memo: Non-Agency UPB 2 14.1

8 $1,466 $1,543 $1,561 $1,570 $1,531 ($1) ($1) ($1) $97 $10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Adjusted Noninterest Expense¹ Adjustment Items¹ Noninterest Expense Noninterest Expense ($ in millions) Key Points Expenses Down From Prior Quarter 1. Please refer to the appendix for adjustment detail Prior Quarter Variance • $126 million decrease in Noninterest Expense  4Q 11 included $120 million accrual for potential mortgage servicing settlement  1Q 12 declines in credit-related expenses, operating losses, and marketing  Employee compensation & benefits increased due to 4Q 11 gain from pension curtailment and year-end incentive compensation reduction, as well as 1Q 12 seasonal increase in employee benefits Prior Year Variance • Noninterest Expense increased $76 million  Employee compensation and operating losses increased  Partially offset by lower marketing and FDIC premiums $1,542 $1,465 $1,560 $1,667 $1,541

9 $51.4 $51.8 $52.5 $54.4 $55.2 $43.7 $43.0 $42.8 $43.4 $44.4 $16.1 $16.3 $17.0 $18.6 $20.1 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Commercial Residential Consumer Loans Average Performing Loans Key Points Prior Quarter Variance • Performing loans grew $3.3 billion; continued growth in targeted categories • Commercial growth driven by $1.1 billion, or 2%, increase in C&I • Residential increased $1.0 billion, entirely due to Guaranteed Mortgages; Home Equity declined $0.2 billion, or 2% • Consumer loans increased $1.5 billion, or 8%; all Consumer categories increased (Student Loans up $1.3 billion due to 4Q 11 portfolio acquisition) Prior Year Variance • $8.6 billion, or 8%, growth in performing loans • Commercial increased $3.8 billion – C&I grew $5.4 billion, or 12%, while CRE and Commercial Construction declined $1.5 billion • Residential increased $0.8 billion due to a $2.2 billion increase in Guaranteed Mortgages; all other categories declined • Consumer increased $4.0 billion, or 25%, driven by a $2.9 billion increase in Student Loans, as well as growth in all other categories Average Performing Loans Up $3.3B, or 3%, from 4Q 11 NOTE: Totals may not foot due to rounding $112.2 $116.4 $111.1 $111.1 $119.7 ($ in billions)

10 $6.9 $2.1 $1.7 $1.4 $1.2 $1.1 $8.1 $4.1 $3.9 $3.8 $3.6 $3.4 $8.3 $5.9 $5.7 $5.5 $5.3 $5.2 4Q 08 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Higher-risk Home Equity Products Higher-risk Mortgage Products Commercial Construction Balance Sheet De-risking Higher-risk Loans (period-end)1 Key Points • Higher-risk categories down $13.6 billion, or 58%, since 4Q 08 • Over the same time, government-guaranteed loans grew $10.8 billion, now totaling $13.6 billion Prior Quarter Variance • $0.4 billion, or 4%, decline in higher-risk loans, with declines evenly distributed among the major categories Prior Year Variance • $2.4 billion, or 20%, decline in higher-risk loans • Commercial Construction down $1.0 billion, or 49% • Higher-risk Mortgages down $0.7 billion, or 17%, primarily from Prime 2nds and Residential Construction • Higher-risk Home Equity down $0.7 billion, or 11%, primarily from High LTV Lines and HE Loans Continued Declines in Higher-risk Categories Offset by Growth in High Quality Loans 1. Higher-risk Mortgage products include Prime 2nds, Residential Construction, and Alt-A. Higher-risk Home Equity includes High LTV lines (includes Florida lines > 80% LTV and other lines > 90% LTV), Brokered Home Equity, and Home Equity Loans. Data includes performing and nonperforming loans 2. Includes government–guaranteed student and mortgage loans NOTE: Totals may not foot due to rounding Government-guaranteed Loans (period-end)2 ($ i n bi ll io n s ) ($ i n bi ll io n s ) $23.4 $12.1 $11.4 $10.7 $10.2 $9.7 $2.8 $9.0 $9.1 $9.8 $13.9 $13.6 4Q 08 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12

11 $3,971 $3,610 $3,239 $2,903 $2,649 $597 $494 $524 $489 $485 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Nonperforming Loans Other Assets Credit Quality Improvement 30 - 89 Day Delinquencies Net Charge-offs1 Allowance for Loan and Lease Losses Continued Improvement in Key Metrics Nonperforming Assets1 ($ in millions) 1. During 1Q 12, $86 million of nonperforming residential mortgage loans were transferred to held for sale. A $26 million net charge-off was recognized, and the $60 million net balance of the loans held for sale is reflected in Other Assets in the chart above 2. Excludes guaranteed student, guaranteed mortgage and fair value loans from the denominator $3,134 $3,392 $4,104 $4,568 $3,763 $571 $505 $492 $472 $422 2.01% 1.76% 1.69% 1.57% 1.38% 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Net Charge-offs NCOs to Avg. Loans (annualized) 1.15% 1.09% 1.04% 1.17% 1.04% 0.80% 0.73% 0.70% 0.68% 0.59% 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Total Delinq. Delinq. Excl. Gov't Guar. 2.71% 2.61% 2.42% 2.27% 2.16% 2.49% 2.40% 2.22% 2.01% 1.92% 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 ALLL ($) ALLL Ratio Excl. Gov't Guar.² ALLL Ratio $2,854 $2,744 $2,600 $2,457 $2,348

12 $28.3 $29.8 $31.9 $34.1 $35.4 $25.4 $24.7 $24.0 $25.0 $25.3 $42.6 $42.9 $43.1 $42.8 $42.5 $4.3 $4.6 $4.6 $4.7 $4.9 $20.2 $19.9 $19.3 $18.5 $17.8 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 DDA NOW Money Market Savings Time Deposits Average Client Deposits Favorable Growth and Mix Trends Continued; DDA Largest Driver Prior Quarter Variance • Client Deposits grew $0.8 billion • Growth came entirely from lower-cost deposits, as the favorable shift in deposit mix continued  DDA up $1.3 billion, or 4%  NOW up $0.3 billion, or 1%  Time Deposits continued to decline, lower by $0.7 billion, or 4% Prior Year Variance • Client Deposits grew $5.1 billion, or 4% • Lower-cost deposits up $7.5 billion, or 7%  DDA increased $7.1 billion, or 25%  Savings up $0.6 billion, or 14% • Higher-cost Time Deposits declined $2.4 billion, or 12% ($ in billions) NOTE: Totals may not foot due to rounding $121.9 $120.7 $123.0 $125.1 $125.8 Key Points

13 Tier 1 Common1 Tangible Common Equity Ratio2 1. 1Q 12 is estimated 2. The tangible equity to tangible asset ratio was 7.87%, 8.07%, 8.38%, 8.10%, and 8.14% for the periods ending 1Q 11, 2Q 11, 3Q 11, 4Q 11, and 1Q 12, respectively 3. Book value per share was $35.49, $36.30, $37.29, $36.86, and $37.11 for the periods ending 1Q 11, 2Q 11, 3Q 11, 4Q 11, and 1Q 12, respectively Capital Ratios and Tangible Book Value per Share Expanded Tangible Book Value Per Share3 Capital Position $11.8 $12.0 $12.2 $12.3 $12.5 9.05% 9.22% 9.31% 9.22% 9.30% 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Tier 1 Common ($B) Tier 1 Common Ratio 7.77% 7.96% 8.28% 7.93% 7.98% 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 $23.79 $24.57 $25.60 $25.18 $25.49 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12

14 PPG Expense Program $190 Million of Annualized Savings Realized, up from $75 Million in 4Q 11 Expected Savings Key Components Major Initiatives 1. Reflects annualized run rate savings expected to be realized at the end of 4Q 13 Consumer Bank Efficiencies Strategic Supply Management Operations and Support Staff 12/2013 100% of Goal $300MM¹ Actual, Annualized: 63% of savings realized 3/2012 $190MM Planning / Implementing Savings Being Realized Savings Fully Realized Discretionary Outsourcing Demand Mgt. Channel Optimization Alternative Channel Mgt. Sales & Service Productivity Consolidations & Shared Services Digital Technology Lean Process Design & Mgt.

15 New Segment Reporting Structure 1. Previously part of the Wealth & Investment Management line of business 2. Business Banking, which targets small business clients with revenue < $5 MM, was previously included in the Retail line of business Mortgage Banking Consumer Banking and Private Wealth Management Wholesale Banking Retail Banking Consumer Lending Credit Card Private Wealth Management1 Residential Mortgages Corporate and Investment Banking - Client revenue > $750 MM Diversified Commercial Banking - Client revenue < $750 MM2 - Not for Profit & Gov’t Agency Treasury & Payment Solutions Commercial Real Estate GenSpring and RidgeWorth1 43% 38% 13% 6% Corporate Other 1Q 12 Revenue Distribution Corporate Treasury Other

16 Earnings Balance Sheet Revenue Expenses Credit and Capital • Net income to common shareholders of $245 million; earnings per share of $0.46 • Meaningful increases from prior quarter and prior year driven by improved core performance • Average performing loans up 3% from 4Q 11 and 8% from 1Q 11 • Favorable lower-cost deposit trends continued; average DDA grew 4% from prior quarter and 25% from prior year • Net interest income up from prior quarter and prior year; net interest margin expanded 3 bps sequentially • Fee income increased from 4Q 11, driven by strong mortgage revenue; fee income stable to 1Q 11, despite lower debit interchange income • Expenses declined from 4Q 11 • Continued progress made on PPG Expense Program • All primary credit metrics again improved – NCOs down 11% sequentially • Tier 1 common ratio remained healthy at 9.30% (estimated) 1Q 12 Summary

17 Appendix

18 Securities Portfolio $2.6 21.2 0.5 0.5 0.3 3.0 $28.1 U.S. Treasury and Agencies MBS – Agency U.S. States and Subdivisions Asset – Backed Securities Private MBS and Corporate Other Other Equity Total AFS Securities Available for Sale ($ in billions, period-end balances) NOTE: Columns may not foot due to rounding 4Q 2011 1Q 2012 $ Change $2.0 21.0 0.4 0.4 0.3 3.2 $27.3 $(0.6) (0.2) (0.1) (0.1) - 0.2 $(0.8) High Quality and Liquid Portfolio

30 – 89 Day Delinquencies by Loan Class Excl. Gov't. Guaranteed Loans

SunTrust
Live Solid. Bank Solid.™

Decline in Delinquencies Accelerated

($ in millions)	1Q11	2Q11	3Q11	4Q11	1Q12	Memo: 1Q12 LOAN BALANCE
30-89 Accruing Delinquencies						
Commercial & industrial	0.22%	0.20%	0.15%	0.16%	0.14%	$50,189
Commercial real estate	0.33	0.26	0.17	0.17	0.27	4,910
Commercial construction	0.47	0.63	0.11	0.60	0.24	1,086
Total Commercial	0.24	0.22	0.15	0.17	0.15	56,185
Residential mortgage - guaranteed	-	-	-	-	-	6,447
Residential mortgage - nonguaranteed	1.63	1.45	1.46	1.39	1.28	23,653
Home equity products	1.46	1.44	1.39	1.29	1.10	15,472
Residential construction	2.94	2.28	2.06	2.24	2.38	924
Total Residential[1]	1.60	1.47	1.45	1.38	1.24	46,496
Guaranteed student loans	-	-	-	-	-	7,186
Other direct	1.12	0.82	0.76	0.68	0.75	2,152
Indirect	0.68	0.58	0.60	0.65	0.36	10,145
Credit cards	2.04	1.86	1.59	1.33	1.05	527
Total Consumer[2]	0.79	0.66	0.67	0.68	0.45	20,010
Total SunTrust - excluding government guaranteed delinquencies	0.80%	0.73%	0.70%	0.68%	0.59%	$122,691
Total SunTrust - including government guaranteed delinquencies[3]	1.15%	1.09%	1.04%	1.17%	1.04%	

1. Excludes delinquencies on all federally guaranteed mortgages
2. Excludes delinquencies on federally guaranteed student loans
3. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase

19

20 Nonperforming Loans by Loan Class 1. During 1Q 12, $86 million of nonperforming residential mortgage loans were transferred to held for sale NOTE: Columns may not foot due to rounding Memo: ($ in millions) 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 1Q 12 LOAN BALANCE Nonperforming Loans Commercial & industrial $585 $537 $479 $348 $337 $50,189 Commercial real estate 435 399 341 288 280 4,910 Commercial construction 843 627 385 290 198 1,086 Total Commercial loans 1,863 1,563 1,205 926 815 56,185 Residential mortgages - guaranteed - - - - - 6,447 Residential mortgages - nonguaranteed¹ 1,458 1,412 1,417 1,393 1,291 23,653 Home equity products 343 335 340 338 317 15,472 Residential construction 275 266 250 220 204 924 Total Residential Loans 2,076 2,013 2,007 1,951 1,812 46,496 Guaranteed student loans - - - - - 7,186 Other direct 11 9 7 6 6 2,152 Indirect 21 25 20 20 16 10,145 Credit cards - - - - - 527 Total Consumer loans 32 34 27 26 22 20,010 Total $3,971 $3,610 $3,239 $2,903 $2,649 $122,691 9% Sequential Quarter and 33% YOY Decline in Nonperforming Loans

21 Net Charge-off Ratios by Loan Class 1. During 1Q 12, $86 million of nonperforming residential mortgage loans were transferred to held for sale, and a $26 million net charge-off was recognized NOTE: Columns may not foot due to rounding Memo: ($ in millions) 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 1Q 12 LOAN BALANCE Net Charge-off %'s to Avg. Loans (ann'l.) Commercial Loans Commercial & industrial 0.44% 0.66% 0.47% 0.61% 0.36% $50,189 Commercial real estate 1.42 2.72 1.69 2.84 2.42 4,910 Commercial construction 14.76 13.09 27.04 9.18 8.74 1,086 Total Commercial Loans 1.19 1.34 1.37 1.02 0.72 56,185 Residential Loans Residential mortgages - guaranteed - - - - - 6,447 Residential mortgages - nonguaranteed¹ 3.19 2.16 2.12 2.30 2.50 23,653 Home equity products 3.96 3.49 3.26 3.33 3.32 15,472 Residential construction 10.46 10.52 8.27 13.03 9.85 924 Total Residential Loans 3.37 2.65 2.47 2.63 2.57 46,496 Consumer Loans Guaranteed student loans - - - - - 7,186 Other direct 2.53 2.14 1.74 1.46 1.69 2,152 Indirect 0.56 0.44 0.50 0.52 0.33 10,145 Credit cards 8.68 7.78 5.81 4.82 4.83 527 Total Consumer Loans 0.89% 0.71% 0.66% 0.58% 0.48% 20,010 Total 2.01% 1.76% 1.69% 1.57% 1.38% $122,691 Net Charge-off Ratio Down Sequentially by 19 Basis Points

22 Net Charge-offs by Loan Class 1. During 1Q 12, $86 million of nonperforming residential mortgage loans were transferred to held for sale, and a $26 million net charge-off was recognized NOTE: Columns may not foot due to rounding Memo: ($ in millions) 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 1Q 12 LOAN BALANCE Net Charge-off $'s Commercial Loans Commercial & industrial $49 $75 $56 $75 $45 $50,189 Commercial real estate 21 40 23 38 30 4,910 Commercial construction 86 64 106 30 26 1,086 Total Commercial Loans 156 179 185 143 101 56,185 Residential Loans Residential mortgages - guaranteed - - - - - 6,447 Residential mortgages - nonguaranteed¹ 187 125 124 135 145 23,653 Home equity products 161 141 132 133 129 15,472 Residential construction 32 31 23 34 23 924 Total Residential Loans 380 297 279 302 297 46,496 Consumer Loans Guaranteed student loans - - - - - 7,186 Other direct 11 10 8 8 9 2,152 Indirect 13 10 12 13 8 10,145 Credit cards 11 9 8 6 7 527 Total Consumer Loans 35 29 28 27 24 20,010 Total $571 $505 $492 $472 $422 $122,691 11% Sequential Quarter and 26% YOY Decline in Net Charge-offs

23 Troubled Debt Restructuring (TDR) Composition Mortgage and Consumer Loans are 92% of Accruing TDRs; 89% are Current on Principal and Interest Payments TDR Trend Early Stage Accruing TDR Delinquencies Key Points ($ i n m il li o n s ) ($ i n m il li ons ) Prior Quarter Variance • Total TDRs declined 4% to $3.5 billion • Accruing balances declined 2% while nonaccruing dropped 11% Prior Year Variance • Total TDRs declined by 4%  The percentage of TDRs that are accruing increased to 79% in 1Q 12 from 73% in 1Q 11 NOTE: Columns may not foot due to rounding $2,643 $2,719 $2,824 $2,820 $2,750 $976 $923 $883 $802 $714 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Accruing Nonaccruing $3,619 $3,642 $3,707 $3,622 $3,464 $2,286 $2,349 $2,441 $2,472 $2,438 $193 $207 $212 $187 $159 $92 $104 $109 $107 $87 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Current 30-59 DLQ 60-89 DLQ

24 Noninterest Income Reconciliation 1. During 4Q 11, the Company refined its presentation of the mark on its fair value debt by excluding interest-related swaps NOTE: Columns may not foot due to rounding ($ in millions) 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Total Noninterest Income $883 $912 $903 $723 $876 Adjustment Items: Securities Gains 64 32 2 19 18 Fair Market Value Adjustments (Trading Income) 14 (1) (17) (13) 2 STI Debt Valuation (Trading Income) 1 (20) 17 65 17 (16) SunTrust Index-linked CDs (SILC) (Trading Income) (11) 8 13 - (6) Auction Rate Securities (Trading Income) 16 4 (4) - (1) Fair Value Adjustments (Mortgage Production) (4) (9) 4 (1) (1) HARP 2.0 MSR Valuation Adjustment (Mtg. Servicing) - - - (38) - Total Adjustments 60 51 63 (16) (5) Adjusted Noninterest Income $823 $861 $840 $739 $881

25 Mortgage Repurchase - 2006-08 Vintage Data 1. Excludes loans sold servicing released. Such loans totaled approximately $36 billion at the time of origination. Estimated losses on these loans are captured in the mortgage repurchase reserve 2. Includes estimates 3. Includes estimates for delinquent loans sold servicing released NOTE: Columns may not foot due to rounding ($ in billions) Sold UPB 2006 2007 2008 2006-08 Agency $30.2 $40.8 $27.6 $98.6 Private Label 11.9 9.4 0.1 21.4 Total Sold UPB 42.1 50.1 27.7 120.0 Outstanding UPB Agency1 4.9 9.6 10.0 24.5 Private Label2 5.7 4.4 0.0 10.1 Total Outstanding UPB 10.6 14.0 10.0 34.6 Demands (Includes Never 120DPD) Received 1.7 2.6 0.5 4.8 Resolved 1.6 2.3 0.5 4.3 Pending 0.1 0.3 0.1 0.5 Demands Repurchased 0.8 1.4 0.3 2.4 Repurchase Rate -Life-to-date 52% 59% 58% 57% -Last Twelve Months 47% 51% 60% 52 % Severity -Life-to-date 43% 52% 51% 49% -Last Twelve Months 60% 60% 51% 59 % Delinquency Status Ever 120 Days Past Due3 $7.6 $10.8 $2.9 $21.4 Ever 120DPD/Sold UPB 18.2% 21.5% 10.6% 17.8 % Demands/Ever 120DPD 22.3% 24.0% 18.2% 22.6%

26 Noninterest Expense Reconciliation ($ in millions) 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 Total Noninterest Expense $1,465 $1,542 $1,560 $1,667 $1,541 Adjustment Items: AHG Writedown (Other Exp.) - - - 10 - Gain on Debt Extinguishment (1) (1) (1) - - Pension Curtailment, Net of 401(k) Contribution (Employee Compensation and Benefits) - - - (60) - PPG Severance (Other Exp.) - - - 27 10 Potential Mortgage Servicing Settlement & Claims Expense - - - 120 - Total Adjustments (1) (1) (1) 97 10 Adjusted Noninterest Expense $1,466 $1,543 $1,561 $1,570 $1,531

27 Additional Noninterest Expense Disclosure Credit-related Expenses and Operating Losses NOTE: Columns may not foot due to rounding ($ in millions) 1Q 11 2Q 11 3Q 11 4Q11 1Q12 Credit & Collections (Other Exp.) $51 $60 $70 $93 $56 Other Real Estate (Other Exp.) 69 64 62 68 50 Total Credit-related Expenses $120 $124 $133 $161 $106 Operating Losses $27 $62 $72 $96 $60

28 Reconciliation of Non GAAP Measures Three Months Ended March 31 June 30 September 30 December 31 March 31 ($ in billions, except per share data) 2011 2011 2011 2011 2012 Total shareholders' equity $19.2 $19.7 $20.2 $20.1 $20.2 Goodwill, net of deferred taxes (6.2) (6.2) (6.2) (6.2) (6.2) Other intangible assets including MSRs, net of deferred taxes (1.6) (1.5) (1.1) (1.0) (1.1) MSRs 1.5 1.4 1.0 0.9 1.1 Tangible equity 12.9 13.4 13.9 13.8 14.0 Preferred stock (0.2) (0.2) (0.2) (0.3) (0.3) Tangible common equity 12.8 13.2 13.7 13.5 13.7 Total assets 170.8 172.2 172.6 176.9 178.2 Goodwill (6.3) (6.3) (6.3) (6.3) (6.3) Other intangible assets including MSRs (1.7) (1.5) (1.1) (1.0) (1.2) MSRs 1.5 1.4 1.0 0.9 1.1 Tangible assets 164.3 165.7 166.1 170.4 171.8 Tangible equity to tangible assets 7.87% 8.07% 8.38% 8.10% 8.14 % Tangible common equity to tangible assets 7.77% 7.96% 8.28% 7.93% 7.98 % Tangible book value per common share $23.79 $24.57 $25.60 $25.18 $25.49